THE KANSAS MUNICIPAL FUND
-------------------------

Dear Shareholder:

Enclosed is the annual report of the operations of The Kansas Municipal Fund, the "Fund," for the year ended July 31, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As July 2000 comes to a close, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI
(Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The Kansas Municipal Fund began the year at $11.98 and ended the year at $11.58. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, some of the purchases in the primary and secondary markets included University of Kansas Hospital and Kansas Development Finance Authority for the Department of Administration.

The investment objective of the Fund is to provide as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital.


Sincerely,




Monte L. Avery                     Robert E.Walstad
Chief Portfolio Strategist         President



TERMS & DEFINITIONS
-------------------
APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                             41.5
AA                              12.9
A                               23.5
BBB                              8.5
NR                              13.6

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
H-Housing                      38.3
HC-Health Care                 30.6
U-Utilities                    14.7
O-Other                         8.1
GO-General Obligation           3.9
I-Industrial                    2.2
G-Government                    2.2

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]

Comparison of change in value of a $10,000 investment in The Kansas Municipal Fund and the Lehman Brothers Municipal Bond Index
------------------------------------------------------------------------------

                  Kansas Municipal           Kansas Municipal               Lehman Brothers
                  Fund w/o sales charge      Fund w/ max sales charge       Municipal Bond Index
                  ------------------------------------------------------------------------------
11/15/90                 $10,000                     $ 9,575                      $10,000
1991                     $10,524                     $10,077                      $10,724
1992                     $11,855                     $11,351                      $12,199
1993                     $13,050                     $12,495                      $13,276
1994                     $13,168                     $12,609                      $13,525
1995                     $13,988                     $13,394                      $14,591
1996                     $14,814                     $14,184                      $15,553
1997                     $15,933                     $15,256                      $17,150
1998                     $16,372                     $15,676                      $18,177
1999                     $16,936                     $16,216                      $18,700
2000                     $17,222                     $16,490                      $19,507


AVERAGE ANNUAL TOTAL RETURNS
----------------------------

<CATION>
                                                         For periods ending July 31, 2000
                                                        -----------------------------------
                                                                                                  Since Inception
                                          1 year            5 year            10 year           (November 15, 1990)
                                        ----------------------------------------------------------------------------
Without sales charge                       1.69%            4.25%              N/A                      5.75%
With sales charge (4.25%)                 (2.63)%           3.35%              N/A                      5.28%

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results.
In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

KEY STATISTICS
--------------
07-30-1999 NAV (share value)                              $11.98
07-31-2000 NAV                                            $11.58
Average Maturity                                           20.7 years
Number of Issues                                           74
Total Net Assets                                          $103,554,794


SCHEDULE OF INVESTMENTS  July 31, 2000
--------------------------------------

NAME OF ISSUER                                            RATING
PERCENTAGES REPRESENT THE MARKET VALUE                  (UNAUDITED)     COUPON                      PRINCIPAL       MARKET
OF EACH INVESTMENT CATEGORY TO TOTAL NET ASSETS         MOODY'S/S&P      RATE        MATURITY        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (97.8%)
*Burlington, KS (Gas & Elec.) Rev. Ref. MBIA............ Aaa/AAA        7.000%       06/01/31     $  4,000,000   $  4,225,600
Douglas Cty., KS (Cottonwood Inc. Project) Indl. Rev....  NR/NR         6.400        07/01/10          375,000        375,352
Douglas Cty., KS (Cottonwood Inc. Project) Indl. Rev....  NR/NR         6.500        07/01/14          750,000        731,587
Douglas Cty., KS USD #497 (Lawrence) G.O................Aa-3/NR         6.000        09/01/15        1,000,000      1,050,200
Ford Cty., KS Single Family Mrtge. Rev. Ref. ........... A-1/NR         7.900        08/01/10          265,000        279,601
Gardner, KS Elec. Util. Rev.............................  NR/NR         7.000        11/01/09        1,000,000      1,032,860
Garnett, KS (Garnett Hsg. Auth. Project) Rev............  NR/NR         5.900        10/01/18          500,000        478,960
Hiawatha, KS (WalMart Stores) Indl. Rev. Ref............  NR/AA         6.750        01/01/06          430,000        437,521
Hutchinson, KS Single Family Mrtge. Rev. Ref............   A/NR         8.875        12/01/12        1,210,000      1,270,778
Johnson Cty., KS Internal Impvt. & Ref..................Aa-1/NR         6.125        09/01/12        1,370,000      1,431,718
Johnson Cty., KS Single Family Mrtge. Rev...............   A/NR         7.100        05/01/12          540,000        569,144
Johnson Cty., KS Water Dist. #001 Rev. Ref..............Aa-1/AA+        6.500        12/01/13          500,000        517,695
Kansas City, KS Mrtge. Rev. GNMA........................ Aaa/NR         5.900        11/01/27        1,495,000      1,466,535
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC........ Aaa/AAA        6.300        09/01/16          580,000        599,865
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC......... Aaa/AAA        6.375        09/01/23        2,525,000      2,727,833
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC......... Aaa/AAA        6.375        09/01/23        5,225,000      5,527,214
Kansas City/Leavenworth Cty./Lenexa,
KS Mrtge. Rev. GNMA.....................................  NR/AAA        7.850        11/01/10          380,000        385,692
KS Department of Transportation Highway Rev.............  Aa/AA+        6.000        09/01/12          700,000        737,632
KS Devl. Finance Auth. (Board of Regents) AMBAC......... Aaa/AAA        5.875        06/01/21          750,000        760,260
KS Devl. Finance Auth. (Dept. Admin. 7th
& Harrison PJ) AMBAC.................................... Aaa/AAA        5.750        12/01/27        2,250,000      2,248,402
KS Devl. Finance Auth. (Highway Patrol
Training Facs.) Rev.....................................  NR/NR         6.300        12/01/05          200,000        206,962
KS Devl. Finance Auth. (Indian Ridge Apts.).............  NR/NR         6.000        01/01/28        1,120,000      1,050,829
KS Devl. Finance Auth. (Jackson Co.) Hlth. Rev..........Aa-3/NR         5.375        09/01/27          500,000        459,570
KS Devl. Finance Auth. (Lewis Field Stadium) Rev........  NR/NR         6.000        04/01/08          500,000        503,200
#KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA...  Aa/NR         6.600        08/01/34        1,900,000      1,947,044
KS Devl. Finance Auth. (Martin Creek Place) Rev. FHA....  Aa/NR         6.500        08/01/24          750,000        757,290
KS Devl. Finance Auth. (Oak Ridge Park Apt.)............  NR/NR         6.500        02/01/18        2,035,000      2,018,720
KS Devl. Finance Auth. (Oak Ridge Park Apt.)............  NR/NR         6.625        08/01/29        1,875,000      1,852,369
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA...........Aaa/AAA        6.400        01/01/24          770,000        788,449
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev...Aa-3/AA         6.125        12/01/20        1,000,000      1,009,240
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.................................... Aaa/AAA        5.800        11/15/21          430,000        429,548
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA.................................... Aaa/AAA        5.800        11/15/16          550,000        561,743
KS Devl. Finance Auth. Multifamily Hsg. Rev.............  NR/AAA        6.000        12/01/21        1,975,000      2,009,009
KS Devl. Finance Auth. Water Fund Rev...................Aa-1/AA+        6.000        11/01/14          500,000        520,395
KS Water Finance Auth. (PWS Dist. #006) Rev.............  NR/NR         6.000        05/01/17          255,000        256,374
Lawrence, KS (Memorial Hospital) Rev.................... A-3/NR         6.000        07/01/09        2,000,000      2,087,260
Lawrence, KS (Memorial Hospital) Rev.................... A-3/NR         6.200        07/01/14        1,200,000      1,235,664
Lawrence, KS (Memorial Hospital) Rev.................... A-3/NR         6.200        07/01/19        1,475,000      1,498,158
Lawrence, KS (Memorial Hospital) Rev. ASGUA.............  NR/AA         5.750        07/01/24        1,000,000        960,540
Lawrence, KS Multifamily Hsg. (Brandon Woods) Rev. Ref..  NR/A          6.625        04/01/12        2,000,000      2,031,660
Lenexa, KS (Lakeview Village) Hlth. Care Facs. Rev......  NR/BBB-       6.250        05/15/26        8,000,000      7,766,080
*Lenexa, KS Multifamily Hsg. (Barrington Park)
Rev. ASGUA..............................................  NR/AA         6.450        02/01/18        2,500,000      2,561,425
Newton, KS (Newton) Hosp. Rev...........................  NR/BBB-       5.700        11/15/18        1,000,000        888,380
Newton, KS (Newton) Hosp. Rev. ACA......................  NR/A          5.750        11/15/24          500,000        469,870
Olathe, KS (Luth. Gd. Sam.) Ref. AMBAC.................. Aaa/AAA        6.000        05/01/19          900,000        923,940
Olathe, KS (Luth. Gd. Sam.) Ref. AMBAC.................. Aaa/AAA        5.875        09/01/16        2,000,000      2,026,900
Olathe, KS Multifamily Hsg. (Bristol Pointe)
Rev. Ref. FNMA..........................................  NR/AAA        5.700        11/01/27        2,210,000      2,134,971
Olathe, KS Multifamily Hsg. (Jefferson Place) Rev. Ref..  NR/A-         5.950        07/01/22        5,060,000      4,978,888
Olathe, KS Multifamily Hsg. (Jefferson Place) Rev. Ref..  NR/A-         6.100        07/01/22          785,000        776,271
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC.... Aaa/AAA        6.600        11/01/07        1,000,000      1,114,190
Riley Cty., KS (Colbert Hills Golf Project).............  NR/NR         5.550        05/01/23        2,590,000      2,415,848
Seward Cty., KS G.O. AMBAC.............................. Aaa/AAA        6.000        08/15/13          750,000        761,573
Seward Cty., KS Single Family Mrtge. Rev. Ref...........Aa-1/NR         8.000        05/01/11          220,000        230,435
Shawnee Cty., KS USD #437 (Auburn-Washburn)
G.O. Ref. FGIC.......................................... Aaa/AAA        6.600        09/01/09          500,000        517,550
Shawnee, KS Int. Impvt. G.O. ...........................Aa-3/NR         5.850        12/01/06          235,000        240,711
Shawnee, KS Multifamily Hsg. (Thomasbrooks Apts.)
Rev. FNMA...............................................  NR/AAA        5.500        04/01/24        3,200,000      2,994,656
University of Kansas Hosp. Auth. AMBAC.................. Aaa/AAA        5.700        09/01/20          830,000        833,287
University of Kansas Hosp. Auth. AMBAC.................. Aaa/AAA        5.550        09/01/26        1,355,000      1,310,041
Wichita, KS (CSJ Hlth. Sys.) Rev........................  NR/A+         7.000        11/15/08          640,000        671,757
Wichita, KS (CSJ Hlth. Sys.) Rev........................  NR/A+         7.200        10/01/15        2,225,000      2,354,540
Wichita, KS (CSJ Hlth. Sys.) Rev. ......................  NR/A+         7.000        11/15/18        2,350,000      2,487,475
Wichita, KS (Masonic Home) Hlth. Care Rev. .............  NR/NR         6.375        12/01/22        1,275,000      1,199,240
Wichita, KS (St. Francis) Facs. Impvt. & Ref. MBIA...... Aaa/AAA        6.250        10/01/10        1,000,000      1,058,560
Wichita, KS (Via Christi Health System) Rev.............  NR/A+         6.250        11/15/24        1,500,000      1,502,820
Wichita, KS Airport Auth. Facs. Rev. Ref. ASGUA.........  NR/AA         7.000        03/01/05          385,000        406,279
Wichita, KS Multifamily Hsg. (Brentwood Apts.) Rev. ....  NR/A          5.850        12/01/25        1,000,000        978,790
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea)
Rev. FNMA...............................................  NR/AAA        5.650        07/01/16          990,000        987,515
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea)
Rev. FNMA...............................................  NR/AAA        5.700        07/01/22        2,000,000      1,969,700
Wichita, KS Multifamily Hsg. (Cimarron Apts.) FNMA......  Aa/AAA        5.550        10/01/22        1,000,000        971,410
Wichita, KS Multifamily Hsg. (Innes Station Apt. 5) Rev.  NR/NR         6.250        03/01/28        1,750,000      1,656,480
Wichita, KS Multifamily Hsg. (Northpark II-A) Rev. GNMA. Aaa/NR         6.125        08/20/28        1,900,000      1,903,572
Wichita, KS Public Building Commission Rev..............   A/AA         5.500        08/01/14          215,000        213,753
Wichita, KS Public Building Commission Rev. AMBAC....... Aaa/AAA        5.750        02/01/17          350,000        353,717
Wichita, KS Single Family Mrtge. Rev. Ref...............   A/NR         7.100        09/01/09          590,000        615,453
                                                                                                               --------------


KANSAS MUNICIPAL BONDS (COST: $101,284,809) .................................................................  $  101,314,550
                                                                                                               --------------
SHORT-TERM SECURITIES (1.1%)
 FEDERATED TAX-FREE FUND 73 (COST: $1,095,294) ..............................................................  $    1,095,294
                                                                                                               --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $102,380,103) ........................................................  $  102,409,844

OTHER ASSETS LESS LIABILITIES................................................................................       1,144,950
                                                                                                               --------------
NET ASSETS...................................................................................................  $  103,554,794
                                                                                                               ==============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JULY 31, 2000

STATEMENT OF ASSETS AND LIABILITIES JULY 31, 2000
-------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $102,380,103).......   $ 102,409,844
     Accrued dividends receivable..................................           2,655
     Accrued interest receivable...................................       1,727,022
     Prepaid expenses..............................................             733
     Cash..........................................................         119,644
     Receivable due from broker....................................             216
     Receivable for fund shares sold...............................          35,762
                                                                   ----------------
        Total Assets...............................................   $ 104,295,876
                                                                   ----------------
LIABILITIES
     Dividends payable.............................................   $     440,481
     Accrued expenses..............................................          84,899
     Payable for fund shares redeemed..............................         215,702
                                                                   ----------------
        Total Liabilities..........................................   $     741,082
                                                                   ----------------

NET ASSETS.........................................................   $ 103,554,794
                                                                   ================

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital...............................................   $ 109,233,689
     Accumulated undistributed net realized gain
     (loss) on investments.........................................      (5,708,636)
     Unrealized appreciation on investments .......................          29,741
                                                                   ----------------
          Total amount representing net assets applicable to
          8,945,410 outstanding shares of no par common
          stock (unlimited shares authorized) .....................   $ 103,554,794
                                                                   ================
Net asset value per share..........................................   $       11.58
                                                                   ================

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED JULY 31, 2000
---------------------------------------------------------
INVESTMENT INCOME
     Interest......................................................   $   6,527,022
     Dividends.....................................................          31,726
                                                                   ----------------
         Total Investment Income...................................   $   6,558,748
                                                                   ----------------
EXPENSES
     Investment advisory fees......................................   $     544,815
     Service fees..................................................         272,408
     Transfer agent fees...........................................         114,429
     Accounting service fees.......................................          71,668
     Custodian fees................................................          16,238
     Transfer agent out-of-pockets.................................          16,941
     Professional fees.............................................           9,412
     Trustees fees.................................................           7,134
     Insurance expense.............................................           9,565
     Reports to shareholders.......................................           5,650
     Registration and filing fees..................................           5,470
                                                                   ----------------
         Total Expenses............................................   $   1,073,730
      Less expenses waived or absorbed
      by the Fund's manager........................................         (38,581)
                                                                   ----------------
         Total Net Expenses........................................   $   1,035,149
                                                                   ----------------
NET INVESTMENT INCOME..............................................   $   5,523,599
                                                                   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions.......................................   $    (138,230)
     Futures transactions..........................................        (393,163)
     Net change in unrealized appreciation (depreciation) of :
     Investments...................................................      (3,354,121)
                                                                   ----------------
          Net Realized and Unrealized Gain (Loss) on
          Investments and Futures..................................   $  (3,885,514)
                                                                   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..........................................   $   1,638,085
                                                                   ================

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JULY 31, 2000


STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2000 and the year ended July 30, 1999
-----------------------------------------------------------------

                                                                                For The                       For The
                                                                               Year Ended                    Year Ended
                                                                              July 31, 2000                 July 30, 1999
                                                                             ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income.............................................      $      5,523,599              $     5,683,003
     Net realized gain (loss) on investment and futures transactions...              (531,393)                     774,752
     Net change in unrealized appreciation (depreciation) on
     investments and futures ..........................................            (3,354,121)                  (2,483,703)
                                                                             ---------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting From Operations.      $      1,638,085              $     3,974,052
                                                                             ---------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.59 and $.58 per share,
     respectively) ....................................................      $     (5,523,599)             $    (5,683,003)
     Distributions from net realized gain on investment and
     futures transactions..............................................                     0                            0
                                                                             ---------------------------------------------
         Total Dividends and Distributions.............................      $     (5,523,599)             $    (5,683,003)
                                                                             ---------------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares......................................      $      4,917,448              $     7,216,537
     Proceeds from reinvested dividends................................             3,628,076                    3,847,350
     Cost of shares redeemed...........................................           (16,987,303)                 (13,496,584)
                                                                             ---------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions.................................      $     (8,441,779)             $    (2,432,697)
                                                                             ---------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................      $    (12,327,293)             $    (4,141,648)

NET ASSETS, BEGINNING OF PERIOD........................................           115,882,087                  120,023,735
                                                                             ---------------------------------------------
NET ASSETS, END OF PERIOD..............................................      $    103,554,794              $   115,882,087
                                                                             =============================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS   July 31, 2000

NOTE 1.     ORGANIZATION
BUSINESS OPERATIONS - The Kansas Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 15, 1990, other than matters relating to organization and registration. On November 15, 1990, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

NOTE 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 2000, a net capital loss carryforward totaling $5,708,636, which may be used to offset capital gains realized during subsequent years through July 31, 2008.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.     CAPITAL SHARE TRANSACTIONS
As of July 31, 2000, there were unlimited shares of no par authorized; 8,945,410 and 9,675,452 shares were outstanding at July 31, 2000 and July 30, 1999, respectively.

Transactions in capital shares were as follows:

<CAPTION
                                                             Shares
                                                             -------

                                                 For The                For The
                                                Year Ended             Year Ended
                                              July 31, 2000           July 30, 1999
                                             --------------------------------------
Shares sold..................................    422,488                594,266
Shares issued on reinvestment of dividends...    311,545                316,848
Shares redeemed.............................. (1,464,075)            (1,110,974)
                                             -----------------------------------
Net increase (decrease) .....................   (730,042)              (199,860)
                                             ===================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; ND Resources, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $544,815 of investment advisory fees for the year ended July 31, 2000. The Fund has a payable to Ranson Capital Corporation of $43,263 at July 31, 2000 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $233,827 of service fee expenses after partial waiver for the year ended
July 31, 2000. The Fund has a payable to Ranson of $16,846 at July 31, 2000 for service fees.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $114,429 of transfer agency fees and expenses for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $9,174 at July 31, 2000 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $71,668 of accounting service fees for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $5,845 at
July 31, 2000 for accounting service fees.

Note 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $8,800,104 and $17,866,374, respectively, for the year ended July 31, 2000.

Note 6.     INVESTMENT IN SECURITIES
At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $102,380,103, and the net unrealized appreciation of investments based on the cost was $29,741, which is comprised of $2,044,456 aggregate gross unrealized appreciation and $2,014,715 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated


                                                    For the         For the        For the         For the        For the
                                                   Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                                    July 31,        July 30,       July 31,        July 31,       July 31,
                                                      2000            1999           1998            1997           1996
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $  11.98        $  12.15       $  12.42        $  12.14       $   12.07
                                                  ----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income......................... $    .59        $    .58       $    .60        $    .61       $     .69
Net realized and unrealized gain (loss) on
investment and futures transactions...............     (.40)           (.17)          (.27)            .28             .07
        Total Income (Loss) From
        Investment Operations..................... $    .19        $    .41       $    .33        $    .89       $     .76
                                                  ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income......... $   (.59)       $   (.58)      $   (.60)       $   (.61)      $    (.69)
     Distributions from net capital gains.........      .00             .00            .00             .00             .00
                                                  ----------------------------------------------------------------------------
        Total Distributions....................... $   (.59)       $   (.58)      $   (.60)       $   (.61)      $    (.69)
                                                  ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................... $  11.58        $  11.98       $  12.15        $  12.42       $   12.14
                                                  ============================================================================
TOTAL RETURN                                           1.69%(A)        3.44%(A)       2.76%(A)        7.56%(A)        5.90%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)..... $ 103,555       $ 115,882      $ 120,024       $ 128,201      $ 132,349
     Ratio of net expenses (after
     expense assumption) to average
     net assets...................................     0.95%(B)        0.95%(B)       0.95%(B)       0.93%(B)         0.85%(B)
     Ratio of net investment income
     to average net assets........................     5.07%           4.80%          4.93%          5.02%            5.18%
     Portfolio turnover rate......................     8.21%          13.54%         26.68%         18.64%           20.14%

(A)Excludes maximum sales charge of 4.25%.
(B)During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $38,581, $23,429, $3,901, $46,741, and $212,056, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.99%, 0.97%, 0.95%, 0.97%, and 1.01%, respectively.

The accompanying notes are an integral part of these financial statements.


TAX INFORMATION FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)
------------------------------------------------------------
We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                                DIVIDENDS AND DISTRIBUTIONS PER SHARE
                                                                --------------------------------------
                                                                            FROM NET                    FROM NET
TO SHAREHOLDERS OF                                   FROM NET             REALIZED SHORT-             REALIZED LONG-
RECORD                      PAYMENT DATE         INVESTMENT INCOME          TERM GAINS                  TERM GAINS
---------------------------------------------------------------------------------------------------------------------
August 30, 1999             August 31, 1999        $  .048895                    -                           -
September 29, 1999          September 30, 1999        .048821                    -                           -
October 28, 1999            October 29, 1999          .047377                    -                           -
November 29, 1999           November 30, 1999         .050697                    -                           -
December 30, 1999           December 31, 1999         .049164                    -                           -
January 28, 2000            January 31, 2000          .048889                    -                           -
February 28, 2000           February 29, 2000         .049415                    -                           -
March 30, 2000              March 31, 2000            .049210                    -                           -
April 27, 2000              April 28, 2000            .045954                    -                           -
May 30, 2000                May 31, 2000              .053000                    -                           -
June 29, 2000               June 30, 2000             .049298                    -                           -
July 28, 2000               July 31, 2000             .049100                    -                           -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


INDEPENDENT AUDITOR'S REPORT
----------------------------
To the Shareholders and Board of Trustees of The Kansas Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Kansas Municipal Fund, (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments, as of July 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Municipal Fund of the Ranson Managed Portfolios, as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the peiod then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 1, 2000


THE KANSAS INSURED INTERMEDIATE FUND
------------------------------------
Dear Shareholder:

Enclosed is the annual report of the operations of The Kansas Insured Intermediate Fund, the "Fund," for the year ended July 31, 2000. The Fund's portfolio and related financial statements are presented within for your review.

We are pleased to report that for the one year period ending December 31, 1999, Lipper Analytical Services ranked The Kansas Insured Intermediate Fund #1 in fixed income performance versus other state municipal funds. We would like to take this opportunity to thank you, the shareholders, for your continued confidence in the Fund.

As July, 2000 comes to a close, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The Kansas Insured Intermediate Fund began the year at $11.98 and ended the year at $11.69. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, some of the purchases in the primary and secondary markets included University of Kansas Hospital and Kansas Development Finance Authority for Wichita University.

The investment objective of the Fund is to provide as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital.


Sincerely,

Monte L. Avery                            Robert E. Walstad
Chief Portfolio Strategist                President




TERMS & DEFINITIONS
-------------------
APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
   It represents the aggregate percentage or dollar value change over the period.


Portfolio Quality Ratings
(based on Total Long-Term Investments)
---------------------------------------
AAA                                100%


Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.

Portfolio Market Sectors
(as a % of Net Assets)
-------------------------
H-Housing                         30.8
HC-Health Care                    28.8
GO-General Obligation             22.2
O-Other                            7.4
S-Schools                          4.8
W/S-Water/Sewer                    4.0
G-Government                       2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
Comparison of change in value of $10,000 investment in The Kansas Insured Intermediate Fundand the Lehman Brothers Municipal Seven-Year Maturity Bond Index
--------------------------------------------------------------------------

                  The Kansas Insured              The Kansas Insured                 Lehman Brothers Municipal
                  Intermediate Fund               Intermediate Fund                  Seven-Year Maturity Bond Index
                  w/o sales charge                 w/ max sales charge
                  ------------------------------------------------------------------------------------------------------
11/23/92              $10,000                          $ 9,725                                $10,000
1993                  $10,829                          $10,531                                $10,694
1994                  $11,025                          $10,722                                $10,982
1995                  $11,656                          $11,335                                $11,868
1996                  $12,326                          $11,987                                $12,471
1997                  $12,912                          $12,557                                $13,548
1998                  $13,321                          $12,955                                $14,260
1999                  $13,815                          $13,435                                $14,729
2000                  $14,112                          $13,724                                $15,405
</TABLE

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                                     For periods ending July 31, 2000
                                                     --------------------------------
                                                                                                 Since Inception
                                       1 year                5 year            10 year         (November 23, 1992)
                                      ----------------------------------------------------------------------------
Without sales charge                    2.15%                3.90%              N/A                  4.58%
With sales charge (2.75%)              (0.65)%               3.32%              N/A                  4.20%

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

KEY STATISTICS
--------------
07-30-1999 NAV (share value)                             $11.98
07-31-2000 NAV                                           $11.69
Average Maturity                                           9.1 years
Number of Issues                                          42
Total Net Assets                                         $19,028,216



SCHEDULE OF INVESTMENTS  JULY 31, 2000
--------------------------------------

NAME OF ISSUER                                           RATING
PERCENTAGES REPRESENT THE MARKET VALUE OF EACH         (UNAUDITED)       COUPON                      PRINCIPAL         MARKET
INVESTMENT CATEGORY TO TOTAL NET ASSETS                MOODY'S/S&P        RATE        MATURITY        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------
KANSAS MUNICIPAL BONDS (96.9%)
*Douglas Cty., KS USD #497 (Lawrence) G.O. FGIC.......   Aaa/AAA         7.200%       09/01/02     $  1,370,000  $  1,449,296
Harvey Cty., KS USD #373 (Newton) FSA.................   Aaa/AAA         5.000        09/01/16          250,000       239,455
Johnson Cty., KS USD #232 (Desoto) G.O. MBIA..........   Aaa/AAA         5.200        09/01/10          480,000       487,891
Johnson Cty., KS USD #233 (Olathe) G.O. AMBAC.........   Aaa/AAA         6.150        03/01/07          300,000       310,776
Kansas City, KS (St. Margaret Hlth. Ctr.) AMBAC.......   Aaa/AAA         5.700        08/01/03          250,000       256,845
Kansas City, KS Special Obligation Escrowed...........    NR/AAA         6.000        02/15/03          200,000       207,666
Kingman Cty., KS USD #331 FGIC........................   Aaa/AAA         5.500        10/01/12          250,000       256,720
KS Devl. Finance Auth (Wichita Univ.) AMBAC...........   Aaa/AAA         5.900        04/01/15          305,000       318,569
KS Devl. Finance Auth. (Dept. Admin.
7th & Harrison PJ)....................................   Aaa/AAA         5.500        12/01/13          375,000       378,967
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA....   Aaa/NR          5.200        11/15/08          375,000       384,311
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA....   Aaa/NR          5.300        11/15/09          375,000       384,600
#KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA..................................   Aaa/AAA         5.700        11/15/08          450,000       469,827
KS Devl. Finance Auth. (Stormont Vail)
Hlth. Care Rev. MBIA..................................   Aaa/AAA         5.600        11/15/07          100,000       103,670
KS Devl. Finance Auth. Multifamily Hsg.
(Park Apts.) Rev......................................    NR/AAA         5.700        12/01/09          325,000       330,060
KS Devl. Finance Auth. Pooled Ref. Lease Rev. MBIA....   Aaa/AAA         5.500        10/01/05          250,000       258,567
KS State Turnpike Auth. Rev. FGIC.....................   Aaa/AAA         5.450        09/01/10          200,000       205,616
Larned, KS (Cath. Hlth. Corp.) Hlth. Facs. Rev. MBIA..   Aaa/AAA         5.400        11/15/04          155,000       159,858
Lenexa, KS Multifamily Hsg. (Barrington Park)
Rev. ASGUA............................................    NR/AAA^        6.050        02/01/06          350,000       357,528
*Lenexa, KS Multifamily Hsg. (Barrington Park)
Rev. Ref. ............................................    NR/AAA^        5.875        02/01/04          500,000       513,080
Lenexa, KS Multifamily Hsg. (Barrington Park)
Rev. Ref. ............................................    NR/AAA^        5.950        02/01/05          250,000       256,272
Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA..    NR/AAA         5.000        10/01/14          605,000       573,159
Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA..    NR/AAA         5.180        10/01/23          945,000       872,216
Olathe, KS (Evangelical Lutheran Good Samaritan Soc.).   Aaa/AAA         5.500        05/01/03          110,000       113,244
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC........   Aaa/AAA         5.125        09/01/12          500,000       493,195
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. Ref. AMBAC...   Aaa/AAA         5.600        09/01/05        1,000,000     1,025,400
Olathe, KS Multifamily Hsg. (Bristol Pointe)
Rev. Ref. FNMA........................................    NR/AAA         5.250        11/01/12          485,000       475,407
Sedgwick Cty., KS USD #266 (Maize) G.O. FSA...........   Aaa/AAA         5.500        09/01/05          300,000       310,089
Sedgwick Cty., KS USD #267 (Renwick) G.O. AMBAC.......   Aaa/AAA         6.000        11/01/07          570,000       609,017
Sedgwick/Shawnee Cty., KS Single Family Mrtge.
Rev. GNMA.............................................   Aaa/NR          5.200        12/01/08          435,000       435,348
*Shawnee Cty., KS USD #501 (Topeka) G.O. FGIC.........   Aaa/AAA         5.550        02/01/07          820,000       844,641
Shawnee, KS Multifamily Hsg. (Thomasbrooks Apts.) Rev.    NR/AAA         5.250        10/01/14          750,000       713,918
University of Kansas Hosp. Auth. AMBAC................   Aaa/AAA         5.500        09/01/15        1,000,000     1,009,820
Washburn Univ. (Living Learning Ctr) Bld. Rev. AMBAC..   Aaa/AAA         5.350        07/01/11          105,000       106,681
Wellington, KS Utility Rev. AMBAC.....................   Aaa/AAA         5.000        05/01/12          250,000       246,453
Wichita, KS (St. Francis Regl. Medl. Ctr.)
Impvt. & Ref. MBIA....................................   Aaa/AAA         6.000        10/01/03          250,000       262,348
Wichita, KS (St. Francis Regl. Medl. Ctr.)
Impvt. & Ref. MBIA....................................   Aaa/AAA         6.100        10/01/04          775,000       815,517
Wichita, KS Airport Auth. Facs. Rev. Ref. ASGUA.......    NR/AAA^        7.000        03/01/05          100,000       105,527
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev.    NR/AAA         5.375        07/01/10          625,000       633,031
*Wichita, KS Multifamily Hsg. (Cimarron
Apartments) FNMA......................................    Aa/AAA         5.250        10/01/12          715,000       705,562
Wichita, KS Water & Sewer Rev. FGIG...................   Aaa/AAA         5.000        10/01/15          250,000       236,490
Wichita, KS Water & Sewer Util. Rev. Ref. FGIC........   Aaa/AAA         5.600        04/01/05          360,000       366,671
Wichita, KS Water & Sewer Util. Rev. Ref. FGIC........   Aaa/AAA         5.750        10/01/06          150,000       153,042
                                                                                                                -------------
TOTAL KANSAS MUNICIPAL BONDS (COST: $18,283,119) .......................................................        $  18,436,350
                                                                                                                -------------
SHORT-TERM SECURITIES (1.5%)
Federated Tax-Free Fund 73 (COST: $286,944) ............................................................        $     286,944
                                                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $18,570,063) ....................................................        $  18,723,294
OTHER ASSETS LESS LIABILITIES...........................................................................              304,922
                                                                                                                -------------
NET ASSETS..............................................................................................        $  19,028,216
                                                                                                                =============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segragated by the custodian to cover initial margin requirements.

^ Indicates Duff & Phelps rating.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Funds Manager.

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS  JULY 31, 2000

STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 2000
---------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $18,570,063).......   $ 18,723,294
     Accrued interest receivable..................................        355,390
     Cash.........................................................         35,657
     Accrued dividends receivable.................................            369
     Prepaid expenses.............................................             89
                                                                  ---------------
        Total Assets..............................................   $ 19,114,799
                                                                  ---------------
LIABILITIES
     Dividends payable............................................   $     73,232
     Accrued expenses.............................................         13,351
                                                                  ---------------
        Total Liabilities.........................................   $     86,583
                                                                  ---------------

NET ASSETS........................................................   $ 19,028,216
                                                                  ===============

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital..............................................   $ 19,794,706
     Accumulated undistributed net realized gain (loss) on
     investments..................................................       (919,721)
     Unrealized appreciation on investments ......................        153,231
                                                                  ---------------
          Total amount representing net assets applicable to
          1,627,778 outstanding shares of no par common
          stock (unlimited shares authorized) ....................   $ 19,028,216
                                                                  ===============
Net asset value per share.........................................   $      11.69
                                                                  ===============

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED JULY 31, 2000
----------------------------------------------------------
INVESTMENT INCOME
     Interest.....................................................   $  1,063,041
     Dividends....................................................          9,345
                                                                  ---------------
         Total Investment Income..................................   $  1,072,386
                                                                  ---------------
EXPENSES
     Investment advisory fees.....................................   $    100,561
     Transfer agent fees..........................................         29,062
     Accounting service fees......................................         34,052
     Custodian fees...............................................          3,007
     Transfer agent out-of-pockets................................          2,300
     Professional fees............................................          4,366
     Trustees fees................................................          2,627
     Reports to shareholders......................................          1,634
     Registration and filing fees.................................          1,924
     Insurance expense............................................          1,723
                                                                  ---------------
        Total Expenses............................................   $    181,256
     Less expenses waived or absorbed
     by the Fund's manager........................................        (30,414)
                                                                  ---------------
        Total Net Expenses........................................   $    150,842
                                                                  ---------------
NET INVESTMENT INCOME.............................................   $    921,544
                                                                  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions......................................   $       (970)
     Futures transactions.........................................        (48,728)
     Net change in unrealized appreciation (depreciation) of:
     Investments..................................................       (453,298)
                                                                  ---------------
          Net Realized and Unrealized Gain (Loss) On
          Investments And Futures.................................   $   (502,996)
                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.........................................   $    418,548
                                                                  ===============
</TABLE

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JULY 31, 2000
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2000 and the year ended July 30, 1999
------------------------------------------------------------------

                                                                             FOR THE YEAR               FOR THE YEAR
                                                                                ENDED                       ENDED
                                                                              JULY 31, 2000             JULY 30, 1999
                                                                           ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income.................................................    $    921,544               $    927,674
     Net realized gain (loss) on investment and futures transactions.......         (49,698)                   (27,108)
     Net change in unrealized appreciation (depreciation) on
     investments and futures...............................................        (453,298)                  (137,659)
                                                                           ----------------------------------------------
        Net Increase (Decrease) in Net Assets Resulting From Operations....    $    418,548               $    762,907
                                                                           ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.54 and $.53 per share,
     respectively) ........................................................    $   (921,544)              $   (927,674)
     Distributions from net realized gain on investment and
     futures transactions..................................................               0                          0
                                                                           ----------------------------------------------
       Total Dividends and Distributions...................................    $   (921,544)              $   (927,674)
                                                                           ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares..........................................    $    748,157               $  2,012,253
     Proceeds from reinvested dividends....................................         521,667                    542,608
     Cost of shares redeemed...............................................      (3,072,038)                (1,641,509)
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions.....................................    $ (1,802,214)              $    913,352
                                                                           ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................................    $ (2,305,210)              $    748,585

NET ASSETS, BEGINNING OF PERIOD............................................      21,333,426                 20,584,841
                                                                           ----------------------------------------------
NET ASSETS, END OF PERIOD..................................................    $ 19,028,216               $ 21,333,426
                                                                           ==============================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS JULY 31, 2000

NOTE 1.     ORGANIZATION
BUSINESS OPERATIONS -The Kansas Insured Intermediate Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 23, 1992, other than matters relating to organization and registration. On November 23, 1992, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.

NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 2000, a net capital loss carryforward totaling $919,721, which may be used to offset capital gains realized during subsequent years through July 31, 2008.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.     CAPITAL SHARE TRANSACTIONS
As of July 31, 2000, there were unlimited shares of no par authorized; 1,627,778 and 1,781,247 shares were outstanding at July 31, 2000 and July 30, 1999, respectively.

Transactions in capital shares were as follows:

                                                                       Shares
                                                                    -------------
                                                        For The                      For The
                                                       Year Ended                   Year Ended
                                                      July 31, 2000               July 30, 1999
                                                   -----------------------------------------------
Shares sold........................................      63,542                      166,145
Shares issued on reinvestment of dividends.........      44,374                       44,820
Shares redeemed....................................    (261,385)                    (135,547)
                                                   -----------------------------------------------
Net increase (decrease) ...........................    (153,469)                      75,418
                                                   ===============================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; ND Resources, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $70,147 of investment advisory fees after partial waiver for the year ended July 31, 2000. The Fund has a payable to Ranson Capital Corporation of $5,204 at July 31, 2000 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $29,062 of transfer agency fees and expenses for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $2,307 at July 31, 2000 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $34,052 of accounting service fees for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $2,793 at
July 31, 2000 for accounting service fees.

Note 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,195,061 and $4,153,357, respectively, for the year ended July 31, 2000.

Note 6.     INVESTMENT IN SECURITIES
At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $18,570,063, and the net unrealized appreciation of investments based on the cost was $153,231, which is comprised of $347,077 aggregate gross unrealized appreciation and $193,846 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS
---------------------
Selected per share data and ratios for the period indicated

                                                   For the         For the        For the         For the        For the
                                                  Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                                   July 31,        July 30,       July 31,        July 31,       July 31,
                                                     2000            1999           1998            1997           1996
                                                -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............ $   11.98       $   12.07      $   12.23       $   12.19      $   12.04
                                                -----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income....................... $     .54       $     .53      $     .54       $     .53      $     .53
    Net realized and unrealized gain (loss) on
    investment and futures transactions.........      (.29)           (.09)          (.16)            .04            .15
                                                -----------------------------------------------------------------------------



        Total Income (Loss) From
         Investment Operations.................. $     .25       $     .44      $     .38       $     .57      $     .68
                                                -----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income....... $    (.54)      $    (.53)     $    (.54)      $    (.53)     $    (.53)
     Distributions from net capital gains.......       .00             .00            .00             .00            .00
                                                -----------------------------------------------------------------------------
        Total Distributions..................... $    (.54)      $    (.53)     $    (.54)      $    (.53)     $    (.53)
                                                -----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................. $   11.69       $   11.98      $   12.07       $   12.23      $   12.19
                                                =============================================================================
TOTAL RETURN....................................      2.15%(A)        3.70%(A)       3.17%(A)        4.76%(A)       5.75%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)... $  19,028       $  21,333      $  20,585       $  25,533      $  30,564
     Ratio of net expenses (after
     expense assumption) to average net assets..      0.75%(B)        0.75%(B)       0.75%(B)        0.76%(B)       0.69%(B)
     Ratio of net investment income to
     average net assets.........................      4.58%           4.39%          4.42%           4.33%          4.37%
     Portfolio turnover rate....................     11.07%          16.34%         25.46%          28.68%         19.96%

(A) Excludes maximum sales charge of 2.75%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $30,414, $29,229, $13,708, $40,608, and $71,943, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 0.90%, 0.89%, 0.82%, 0.90%, and 0.92%, respectively.

The accompanying notes are an integral part of these financial statements.


TAX INFORMATION FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)
------------------------------------------------------------
We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:


                        Dividends and Distributions Per Share
                        -------------------------------------

                                                                                        From Net               From Net
To Shareholders of                                         From Net                  Realized Short-         Realized Long-
Record                      Payment Date               Investment Income               Term Gains              Term Gains
-----------------------------------------------------------------------------------------------------------------------------
August 30, 1999             August 31, 1999                $  .044527                      -                        -
September 29, 1999          September 30, 1999                .044557                      -                        -
October 28, 1999            October 29, 1999                  .043221                      -                        -
November 29, 1999           November 30, 1999                 .046217                      -                        -
December 30, 1999           December 31, 1999                 .044883                      -                        -
January 28, 2000            January 31, 2000                  .044947                      -                        -
February 28, 2000           February 29, 2000                 .044833                      -                        -
March 30, 2000              March 31, 2000                    .044888                      -                        -
April 27, 2000              April 28, 2000                    .042011                      -                        -
May 30, 2000                May 31, 2000                      .048261                      -                        -
June 29, 2000               June 30, 2000                     .045126                      -                        -
July 28, 2000               July 31, 2000                     .044914                      -                        -
</TABLE

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


INDEPENDENT AUDITOR'S REPORT
----------------------------
To the Shareholders and Board of Trustees of
The Kansas Insured Intermediate Fund


We have audited the accompanying statement of assets and liabilities of The
Kansas Insured Intermediate Fund (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments, as of July 31, 2000, the related statement of operations for the year ended July
31, 2000, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Kansas Insured Intermediate Fund of the Ranson Managed Portfolios, as of July
31, 2000, the results of its operations for the year ended July 31, 2000, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 1, 2000



THE NEBRASKA MUNICIPAL FUND
---------------------------
Dear Shareholder:

Enclosed is the annual report of the operations of The Nebraska Municipal Fund, the "Fund," for the year ended July 31, 2000. The Fund's portfolio and related financial statements are presented within for your review.

We are pleased to report that for the one year period ending December 31, 1999, Lipper Analytical Services ranked The Nebraska Municipal Fund #1 in fixed income performance versus other state municipal funds. We would like to take this opportunity to thank you, the shareholders, for your continued confidence in the Fund.

As July, 2000 comes to a close, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI
(Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing.
Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The Nebraska Municipal Fund began the year at $11.01 and ended the year at $10.71. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, some of the purchases in the primary and secondary markets included
Dakota City School District #11 and Bryan Memorial Hospital.

The investment objective of the Fund is to provide as high a level of current income exempt from both federal and Nebraska income tax as is consistent with preservation of capital.


Sincerely,

Monte L. Avery                            Robert E. Walstad
Chief Portfolio Strategist                President


Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]

AAA                                       52.9
AA                                        19.8
A                                         11.2
BBB                                        1.4
NR                                        14.7

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]

HC-Health Care                            21.7
S-School                                  20.1
H-Housing                                 18.4
U-Utilities                               13.5
GO-General Obligation                     12.2
O-Other                                    6.4
I-Industrial                               3.3
W/S-Water/Sewer                            2.4
C/L-COP/Lease                              2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.

COMPARATIVE INDEX GRAPH
[line graph]

Comparison of change in value of a $10,000 investment in The Nebraska Municipal Fundand the Lehman Brothers Municipal Bond Index
----------------------------------------------------------------------

                   The Nebraska Municipal           The Nebraska Municipal            The Lehman Brothers
                   Fund w/o sales charge            Fund w/ max sales charge          Municipal Bond Index
                   ----------------------------------------------------------------------------------------
11/17/93                 $10,000                             $ 9,575                        $10,000
1994                     $ 9,773                             $ 9,357                        $ 9,892
1995                     $10,471                             $10,026                        $10,672
1996                     $11,071                             $10,600                        $11,376
1997                     $11,909                             $11,402                        $12,544
1998                     $12,380                             $11,853                        $13,295
1999                     $12,853                             $12,306                        $13,677
2000                     $13,146                             $12,588                        $14,268

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                                    FOR PERIODS ENDING JULY 31, 2000
                                                     --------------------------------
                                                                                              Since Inception
                                       1 year             5 year           10 year          (November 17, 1993)
                                    ------------------------------------------------------------------------------
Without sales charge................   2.28%              4.66%             N/A                      4.16%
With sales charge (4.25%)...........  (2.06)%             3.75%             N/A                      3.49%

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Nebraska municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


KEY STATISTICS
--------------
07-30-1999 NAV (share value)                      $11.01
07-31-2000 NAV                                    $10.71
Average Maturity                                   18.7 years
Number of Issues                                   98
Total Net Assets                                  $38,171,363


SCHEDULE OF INVESTMENTS JULY 31, 2000
-------------------------------------

NAME OF ISSUER                                            RATING
PERCENTAGES REPRESENT THE MARKET VALUE OF EACH          (UNAUDITED)     COUPON                      PRINCIPAL        MARKET
INVESTMENT CATEGORY TO TOTAL NET ASSETS                 MOODY'S/S&P      RATE       MATURITY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
NEBRASKA MUNICIPAL BONDS (97.5%)
Adams Cty., NE Hosp. Auth. #001
(Mary Lanning Memorial Hosp.)........................     NR/AA         5.300%      12/15/18      $    250,000   $    239,577
Cass Cty, NE School Dist. #056 (Conestoga
Public Schools) .....................................     NR/NR         6.150       12/15/20           250,000        255,290
Columbus Community Hospital Platte Cty, NE
Asset Guaranty.......................................     NR/AA         5.650       05/01/12           100,000         99,807
Columbus Community Hospital Platte Cty,
NE Asset Guaranty....................................     NR/AA         6.150       05/01/30           250,000        247,388
Cuming Cty., NE School Dist. #020
(Bancraft-Rosalie) ..................................     NR/NR         5.750       12/15/17           100,000         97,428
Dakota Cty., NE SD #011 (South Sioux City
Community Schools) ..................................    Aaa/AAA        6.100       06/15/20         1,000,000      1,034,430
Dawson Cty., NE SID #001 (IBP, Inc. Proj.) Ref. G.O..    A-3/A-         5.650       02/01/22           700,000        677,264
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA...    Aaa/AAA        5.375       11/15/15           275,000        271,802
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA...    Aaa/AAA        5.500       11/15/21           340,000        332,143
Douglas Cty., NE Hosp. Auth. #001 (Alegent Hlth.)
Rev. AMBAC...........................................    Aaa/AAA        5.250       09/01/21           250,000        234,043
Douglas Cty., NE Hosp. Auth. #002
(Archbishop Bergan) Hlth. Facs. .....................   Aa-3/AA-        6.250       11/15/22           100,000        101,727
Douglas Cty., NE Hosp. Auth. #002
(Archbishop Bergan) Rev. ............................   Aa-3/AA-        5.850       11/15/03           100,000        102,964
Douglas Cty., NE Hosp. Auth. #002
(Archbishop Bergan) Rev. MBIA........................    Aaa/AAA        6.000       11/15/15           125,000        128,682
Douglas Cty., NE Hosp. Auth. #002
(Bethphage Project) Rev. ............................     NR/NR         5.400       02/01/13           120,000        115,410
Douglas Cty., NE Hosp. Auth. #002
(Lakeside Village) Rev. AMBAC........................    Aaa/AAA        5.000       12/15/17           250,000        230,910
Douglas Cty., NE School Dist. #001...................     Aa/AAA        5.625       12/15/19           250,000        249,687
Douglas Cty., NE School Dist. #066
(Westside Comm. Schools) G.O. .......................    A-1/AA-        5.000       12/01/17           150,000        137,950
Douglas Cty., NE SID #240 (LeBea) Ref. G.O. .........     NR/NR         5.900       10/15/16           100,000         98,855
Douglas Cty., NE SID #295 G.O. (Turtle Creek)........     NR/NR         6.500       06/01/17           800,000        803,832
Douglas Cty., NE SID #392 (Cinnamon Creek) G.O.......     NR/NR         5.750       08/15/17           200,000        192,414
Douglas Cty., NE SID #396 (First National
Business Park) ......................................     NR/NR         5.750       09/01/17           100,000         96,187
Douglas Cty., NE SID #397 (Linden Estates II)........     NR/NR         5.600       07/15/18           265,000        255,296
Douglas Cty., NE SID #397 (Linden Estates II)........     NR/NR         5.600       07/15/19           280,000        269,895
Gage Cty., NE Hosp. Auth. #001 (Beatrice Comm.
Hosp.) Rev. .........................................     NR/NR         6.400       10/01/07           100,000        102,140
Gage Cty., NE Hosp. Auth. #001 (Beatrice Comm.
Hosp.) Rev. .........................................     NR/NR         6.750       10/01/14           200,000        203,168
Gage Cty., NE School Dist. #015
(Beatrice) G.O. AMBAC................................    Aaa/AAA        5.900       12/15/16           850,000        868,555
Grand Island, NE Sewer Syst. Rev. ...................     NR/A          6.000       04/01/14           550,000        564,223
Hastings, NE Elec. Rev. ........................ ....    A-3/A          6.300       01/01/19           370,000        381,355
Lancaster Cty., NE (Bryan Memorial Hospital)
Rev. MBIA............................................    Aaa/AAA        5.375       06/01/19         1,400,000      1,337,378
Lancaster Cty., NE (Lincoln Medl. Educ.
Foundn.) Rev. .......................................     NR/NR         5.700       02/01/11           100,000        100,487
Lancaster Cty., NE (Lincoln Medl. Educ.
Foundn.) Rev. .......................................     NR/NR         5.800       02/01/12           175,000        175,980
Lancaster Cty., NE Hosp. Auth. #001
(Sisters of Charity) Rev. ...........................    Aaa/AAA        6.250       05/15/12           200,000        210,804
Lincoln, NE Elec. Syst. Rev. ........................     Aa/AA+        5.750       09/01/16           750,000        756,615
Lincoln, NE Various Purpose Unlimited Tax G.O........   Aa-1/AAA        4.750       08/15/19           750,000        666,120
Lincoln/Lancaster Cty., NE Public Bldg.
Community G.O. ......................................     NR/NR         6.200       10/15/11           100,000        103,594
Lincoln/Lancaster Cty., NE Public
Bldg. Community Rev. ................................     Aa/AA+        5.875       10/15/23           850,000        862,503
Lincoln/Lancaster Cty., NE Public Bldg.
Community Tax Lease Rental...........................     Aa/AA+        5.800       10/15/18           475,000        485,483
Madison Cty., NE Hosp. Auth. #001
(Faith Regl. Hlth. Svcs.) Rev. ......................     NR/AA         5.350       07/01/18           250,000        235,330
NE (Educ. Telecommunications Comm.) Lease Rental Rev.    A-1/AA         6.000       02/01/10           750,000        794,640
NE (Municipal Energy Agency) Power Supply Syst.
Rev. Ref. ...........................................    Aaa/AAA        6.000       04/01/17           200,000        202,930
NE Educ. Finance Auth. (Concordia
Teachers College) Rev. ..............................     NR/NR         5.900       12/15/15           100,000         99,306
NE Educ. Finance Auth. (Creighton Univ.) Rev. AMBAC..    Aaa/AAA        5.950       01/01/11           300,000        316,713
NE Educ. Finance Auth. (Dana College) Rev. G.O.......     NR/NR         6.750       06/01/14           100,000        107,558
NE Educ. Finance Auth. (Grace Univ.) Rev.............     NR/NR         5.300       02/01/15           200,000        187,210
NE Educ. Finance Auth. (Grace Univ.) Rev.............     NR/NR         5.500       02/01/19           200,000        185,388
NE Educ. Finance Auth. (Midland Lutheran
College) Rev. G.O. ..................................     NR/NR         5.550       06/15/18           500,000        478,035
NE Hgr. Educ. Loan Program B Rev. MBIA...............    Aaa/AAA        6.000       06/01/28           100,000         95,305
NE Hgr. Educ. Loan Program Junior Subord. Rev MBIA...    Aaa/AAA        6.400       06/01/13           300,000        318,636
NE Hgr. Educ. Loan Program Junior Subord. Term MBIA..    Aaa/AAA        6.450       06/01/18           400,000        413,868
NE Hgr. Educ. Loan Program Senior Subord. Term MBIA..    Aaa/AAA        6.250       06/01/18           800,000        818,392
*NE Hgr. Educ. Loan Program Student Loan MBIA........    Aaa/AAA        5.875       06/01/14         1,350,000      1,355,022
NE Invmt. Finance Auth. (Catholic Hlth.
Initiatives) Rev. ...................................   Aa-3/AA-        5.125       12/01/17           200,000        187,492
NE Invmt. Finance Auth. (Childrens
Healthcare Svcs) Facs. Rev. .........................    Aaa/AAA        5.500       08/15/17           410,000        405,929
#NE Invmt. Finance Auth. (Childrens
Healthcare Svcs.) Rev. AMBAC.........................    Aaa/AAA        5.500       08/15/27         1,000,000        951,350
NE Invmt. Finance Auth. (Great Plains Regl.
Medl. Ctr.) ASGUA....................................     NR/AA         5.450       11/15/17           400,000        384,980
NE Invmt. Finance Auth. (Great Plains Regl.
Medl. Ctr.) Rev. ASGUA...............................     NR/AAA        6.500       05/15/14           300,000        319,119
NE Invmt. Finance Auth. (Kings Gate Sr. Apts.)
Multifamily Rev. ....................................     NR/AAA        5.350       03/01/29           290,000        262,688
NE Invmt. Finance Auth. (Muirfield Greens)
Multifamily Rev. FHA.................................     Aa/NR         6.800       12/01/15           345,000        362,564
NE Invmt. Finance Auth. (Muirfield Greens)
Multifamily Rev. FHA.................................     Aa/NR         6.850       12/01/25           525,000        553,455
NE Invmt. Finance Auth. (Waterbrook) Multifamily Rev.    Aaa/AAA        5.600       04/01/07           210,000        215,771
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA...     NR/AAA        6.200       06/01/28           495,000        494,401
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA...     NR/AAA        6.000       06/01/17           495,000        504,598
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA...     NR/AAA        6.100       06/01/29           500,000        499,385
*NE Invmt. Finance Auth. Single Family Hsg. Rev......     NR/AAA        6.600       09/01/20           610,000        626,263
*NE Invmt. Finance Auth. Single Family Hsg. Rev......     NR/AAA        6.300       09/01/28         1,105,000      1,119,409
NE Invmt. Finance Auth. Single Family Hsg. Rev. Coll.     NR/AAA        6.300       03/01/17           160,000        166,582
NE Invmt. Finance Auth. Single Family Hsg.
Rev. FHA/GNMA........................................     NR/AAA        6.500       09/01/18           400,000        410,800
NE Invmt. Finance Auth. Single Family Hsg.
Rev. FHA/VA..........................................     NR/AAA        6.150       03/01/09           100,000        101,798
NE Invmt. Finance Auth. Single Family Hsg.
Rev. FHA/VA..........................................     NR/AAA        6.200       09/01/10           100,000        101,958
NE Invmt. Finance Auth. Single Family Hsg.
Rev. FNMA/GNMA.......................................     NR/AAA        6.400       09/01/26           250,000        253,777
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA.     NR/AAA        6.200       09/01/17           250,000        256,547
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA.     NR/AAA        6.250       03/01/21           300,000        305,352
NE Invmt. Finance Auth. Single Family Hsg.
Rev. GNMA/FNMA.......................................     NR/AAA        6.250       09/01/28           205,000        206,045
NE Invmt. Finance Auth. Single Family Hsg.
Rev. GNMA/FNMA.......................................     NR/AAA        6.300       09/01/30           250,000        252,688
NE Invmt. Finance Auth. Single Family Hsg.
Rev. VA/FNMA.........................................     NR/AAA        7.300       09/01/26           310,000        320,636
NE Public Gas Agency (Gas Supply Sys.) Rev. .........  Baa-1/NR         6.250       04/01/05           200,000        206,976
NE Public Gas Agency (Gas Supply Sys.) Rev. .........  Baa-1/NR         5.650       04/01/06           200,000        203,238
NE Public Power Dist. (Power Supply Syst.) Rev. FSA..    Aaa/AAA        5.125       01/01/19           750,000        710,063
NE Public Power Dist. (Power Supply Syst.) Rev. MBIA.    Aaa/AAA        5.000       01/01/28           250,000        224,410
NE Public Power Dist. (Power Supply Syst.) Rev. MBIA.    Aaa/AAA        5.000       01/01/28           700,000        628,348
Northeast NE Juvenile Svcs. (Detention)
1st Mrtge. Rev. .....................................     NR/NR         6.375       06/01/17           770,000        748,517
Omaha, NE Parking Facs. Corp. (Omaha Park 4/5)
Lease Rev. ..........................................   Aa-1/AA+        5.700       09/15/15           750,000        769,478
Omaha, NE Public Power Dist. Elec. Syst. Rev.........     NR/AA         6.000       02/01/15           330,000        343,985
Omaha, NE Public Power Dist. Elec. Syst. Rev.........     Aa/NR         6.200       02/01/17           650,000        698,919
Omaha, NE Various Purpose............................    Aaa/AAA        6.250       12/01/12           250,000        271,590
Omaha, NE Various Purpose............................    Aaa/AAA        6.250       12/01/14           250,000        267,800
Otoe Cty., NE School Dist. #111
(Nebraska City) Ref. AMBAC...........................    Aaa/AAA        5.800       11/15/14           400,000        401,052
Platte Cty., NE School Dist. #001 (Columbus)
G.O. Bank Qualified..................................      A/NR         5.000       12/15/19           500,000        468,630
Sarpy Cty., NE SID #052 (Prairie Corners) G.O........     NR/NR         6.000       10/01/17           300,000        291,396
Sarpy Cty., NE SID #086 (Willow Springs) G.O.........     NR/NR         6.250       01/15/17           100,000         99,966
Sarpy Cty., NE SID #142 (Fairview) G.O. Ref..........     NR/NR         5.850       08/15/17           100,000         95,929
Saunders Cty., NE SD #039 (Wahoo Public Schools) ....     NR/NR         6.000       12/15/20           250,000        251,220
Scotts Bluff Cty., NE Hosp. Auth. #001
(Regl West Medl. Ctr.) ..............................    A-3/A-         5.125       11/15/19         1,250,000      1,133,988
Scotts Bluff Cty., NE Hosp. Auth. #001
(Regl West Medl. Ctr.) ..............................    A-3/A-         5.250       11/15/28           500,000        443,790
Univ. of NE Board of Regents Lincoln Parking.........   Aa-3/A-         5.800       06/01/20           500,000        492,150
Western NE Community College COPs....................     NR/NR         6.550       10/15/13           150,000        151,772
York, NE Sewer Syst. Rev. ...........................     NR/NR         6.000       06/01/17           100,000         99,971
York, NE Water Rev. .................................     NR/NR         5.150       06/01/17           250,000        237,770
                                                                                                               --------------
TOTAL NEBRASKA MUNICIPAL BONDS (COST: $37,330,811) ............................................................ $  37,204,264
                                                                                                               --------------
SHORT-TERM SECURITIES (2.6%)
Federated Tax-Free Fund 73  (COST: $982,567)................................................................... $     982,567
                                                                                                               --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $38,313,378) ........................................................... $  38,186,831
OTHER ASSETS LESS LIABILITIES..................................................................................       (15,468)
                                                                                                               --------------
NET ASSETS..................................................................................................... $  38,171,363
                                                                                                               ==============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JULY 31, 2000

STATEMENT OF ASSETS AND LIABILITIES JULY 31, 2000
-------------------------------------------------
Assets
     Investment in securities, at value (cost: $38,313,378).........  $   38,186,831
     Accrued interest receivable....................................         578,068
     Cash...........................................................          62,133
     Receivable for fund shares sold................................          23,906
     Accrued dividends receivable...................................           1,229
     Prepaid expenses...............................................             317
                                                                    ----------------
        Total Assets................................................  $   38,852,484
                                                                    ----------------
LIABILITIES
     Security purchase payable......................................  $      497,040
     Dividends payable..............................................         159,451
     Accrued expenses...............................................          24,630
                                                                    ----------------
        Total Liabilities...........................................  $      681,121
                                                                    ----------------
NET ASSETS..........................................................  $   38,171,363
                                                                    ================
NET ASSETS ARE REPRESENTED BY:
     Paid-in capital................................................  $   40,235,086
     Accumulated undistributed net realized gain (loss) on
     investments....................................................      (1,937,176)
     Unrealized depreciation on investments ........................       (126,547)
                                                                    ----------------
          Total amount representing net assets applicable to
           3,564,086 outstanding shares of no par common
          stock (unlimited shares authorized) ......................  $   38,171,363
                                                                    ================
Net asset value per share...........................................  $        10.71
                                                                    ================

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS  FOR THE YEAR ENDED JULY 31, 2000
---------------------------------------------------------
INVESTMENT INCOME
     Interest.......................................................  $    2,249,319
     Dividends......................................................          16,930
                                                                    ----------------
         Total Investment Income....................................  $    2,266,249
                                                                    ----------------
EXPENSES
     Investment advisory fees.......................................  $      196,150
     Service fees...................................................          98,075
     Transfer agent fees............................................          50,869
     Accounting service fees........................................          43,607
     Custodian fees.................................................           5,848
     Transfer agent out-of-pockets..................................           4,500
     Professional fees..............................................           5,159
     Reports to shareholders........................................           2,709
     Trustees fees..................................................           3,639
     Registration and filing fees...................................           6,560
     Insurance expense..............................................           3,344
                                                                    ----------------
         Total Expenses.............................................  $      420,460
     Less expenses waived or absorbed
     by the Fund's manager..........................................        (124,718)
                                                                    ----------------
          Total Net Expenses........................................  $      295,742
                                                                    ----------------
NET INVESTMENT INCOME...............................................  $    1,970,507
                                                                    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions........................................  $      (99,465)
     Futures transactions...........................................        (100,396)
     Net change in unrealized appreciation (depreciation) of:
     Investments....................................................        (955,804)
                                                                    ----------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures...................................  $   (1,155,665)
                                                                    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS...........................................  $      814,842
                                                                    ================

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JULY 31, 2000


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JULY 31, 2000 AND THE YEAR ENDED JULY 30, 1999
-----------------------------------------------------------------

                                                                          For The Year                  For The Year
                                                                              Ended                         Ended
                                                                           July 31, 2000                July 30, 1999
                                                                        -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income..............................................  $    1,970,507                $    1,467,043
     Net realized gain (loss) on investment and futures transactions....        (199,861)                      181,611
     Net change in unrealized appreciation (depreciation) on
     investments and futures............................................        (955,804)                     (758,543)
                                                                        ------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting From Operations..  $      814,842                $      890,111
                                                                        ------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.54 and $.54 per
     share, respectively) ..............................................  $   (1,970,507)               $   (1,467,043)
     Distributions from net realized gain on
     investment and futures transactions................................               0                             0
                                                                        -----------------------------------------------
       Total Dividends and Distributions................................  $   (1,970,507)               $   (1,467,043)
                                                                        -----------------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.......................................  $    2,920,561                $    5,450,673
     Shares issued in connection with the Fund reorganization...........               0                    12,877,367
     Proceeds from reinvested dividends.................................       1,381,589                       944,562
     Cost of shares redeemed............................................      (6,917,770)                   (3,071,400)
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions..................................  $   (2,615,620)               $   16,201,202
                                                                        -----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................................  $   (3,771,285)               $   15,624,270

NET ASSETS, BEGINNING OF PERIOD.........................................      41,942,648                    26,318,378
                                                                        -----------------------------------------------
NET ASSETS, END OF PERIOD...............................................  $   38,171,363                $   41,942,648
                                                                        ===============================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS JULY 31, 2000

NOTE 1.     ORGANIZATION
BUSINESS OPERATIONS - The Nebraska Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 17, 1993, other than matters relating to organization and registration. On November 17, 1993, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

NOTE 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 2000, a net capital loss carryforward totaling $1,937,176, which may be used to offset capital gains realized during subsequent years through July 31, 2008.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.     CAPITAL SHARE TRANSACTIONS
As of July 31, 2000, there were unlimited shares of no par authorized; 3,564,086 and 3,808,712 shares were outstanding at July 31, 2000 and July 30, 1999, respectively.

Transactions in capital shares were as follows:

                                                                  Shares
                                                                  ------
                                                  For The                         For The
                                                 Year Ended                      Year Ended
                                                July 31, 2000                   July 30, 1999
                                                ---------------------------------------------
Shares sold.................................       273,479                         484,495
Shares issued in connection with the Fund
reorganization..............................             0                       1,148,739
Shares issued on reinvestment of dividends..       129,051                          84,149
Shares redeemed.............................      (647,156)                       (273,842)
                                            -------------------------------------------------
Net increase (decrease) ....................      (244,626)                      1,443,541
                                            =================================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; ND Resources, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $169,506 of investment advisory fees after partial waiver for the year ended July 31, 2000. The Fund has a payable to Ranson Capital Corporation of $13,816 at July 31, 2000 for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 2000, no commissions were earned by ND Capital, Inc.

The Fund pays an annual service fee to Ranson Capital Corporation (Ranson), its principal underwriter, in connection with the distribution of the Fund's shares. The annual fee paid to Ranson is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. Ranson has elected to waive all operation service fees for the year ended July 31, 2000.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund incurred $50,869 of transfer agency fees for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $4,168 at
July 31, 2000 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has incurred $43,607 of accounting service fees for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $3,592 at July 31, 2000 for accounting service fees.

NOTE 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $4,395,891 and $7,365,870, respectively, for the year ended July 31, 2000.

NOTE 6.     INVESTMENT IN SECURITIES
At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $38,313,378, and the net unrealized depreciation of investments based on the cost was $126,547, which is comprised of $614,652 aggregate gross unrealized appreciation and $741,199 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

                                           For the Year     For the Year      For the Year     For the Year      For The Year
                                              Ended            Ended             Ended            Ended              Ended
                                          July 31, 2000    July 30, 1999     July 31, 1998    July 31, 1997     July 31, 1996
                                         -------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $   11.01       $   11.13         $   11.26        $   11.00       $   10.95
                                          ------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.................    $     .54       $     .54         $     .56        $     .55       $     .57
    Net realized and unrealized gain
   (loss) on investment and futures
    transactions..........................         (.30)           (.12)             (.13)             .26             .05
                                          ------------------------------------------------------------------------------------
       Total Income (Loss) From Investment
       Operations.........................    $     .24       $     .42         $     .43        $     .81       $     .62
                                          ------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income..    $    (.54)      $    (.54)        $    (.56)       $    (.55)      $    (.57)
    Distributions from net capital gains..          .00             .00               .00              .00             .00
                                          ------------------------------------------------------------------------------------
        Total Distributions...............    $    (.54)      $    (.54)        $    (.56)       $    (.55)      $    (.57)
                                          ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $   10.71       $   11.01         $   11.13        $   11.26       $   11.00
                                          ====================================================================================
TOTAL RETURN..............................         2.28%(A)        3.82%(A)          3.95%(A)         7.57%(A)        5.73%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) ......................    $  38,171       $  41,943         $  26,318        $  27,802       $  18,077
     Ratio of net expenses (after expense
     assumption) to average net assets....         0.75%(B)        0.70%(B)          0.63%(B)         0.71%(B)        0.62%(B)
     Ratio of net investment income to
     average net assets...................         5.02%           4.83%             5.06%            5.03%           5.13%
     Portfolio turnover rate..............        11.42%          12.58%            26.36%           42.84%          27.20%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $124,718, $119,949, $51,233, $124,394, and $129,053, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.07%, 1.10%, 0.81%, 1.22%, and 1.38%, respectively.

The accompanying notes are an integral part of these financial statements.


TAX INFORMATION FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)
------------------------------------------------------------
We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                                 DIVIDENDS AND DISTRIBUTIONS PER SHARE
                                                                 -------------------------------------
                                                                             From Net                      From Net
To Shareholders of                                  From Net               Realized Short-              Realized Long-
Record                     Payment Date        Investment Income            Term Gains                    Term Gains
---------------------------------------------------------------------------------------------------------------------------

August 28, 1999            August 31, 1999         $   .045088                   -                              -
September 29, 1999         September 30, 1999          .044939                   -                              -
October 29, 1999           October 30, 1999            .043555                   -                              -
November 27, 1999          November 30, 1999           .046321                   -                              -
December 30, 1999          December 31, 1999           .045030                   -                              -
January 28, 2000           January 29, 2000            .045237                   -                              -
February 25, 2000          February 26, 2000           .044687                   -                              -
March 30, 2000             March 31, 2000              .044466                   -                              -
April 29, 2000             April 30, 2000              .041360                   -                              -
May 27, 2000               May 28, 2000                .047643                   -                              -
June 29, 2000              June 30, 2000               .044489                   -                              -
July 29, 2000              July 30, 2000               .044474                   -                              -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


INDEPENDENT AUDITOR'S REPORT
----------------------------
To the Shareholders and Board of Trustees of The Nebraska Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Nebraska Municipal Fund (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments as of July 31, 2000, the related statement of operations for the year ended July 31, 2000, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nebraska Municipal Fund of the Ranson Managed Portfolios as of July 31, 2000, the results of its operations for the year ended July 31, 2000, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 1, 2000




THE OKLAHOMA MUNICIPAL FUND
---------------------------
Dear Shareholder:

Enclosed is the annual report of the operations of the Oklahoma Municipal Fund, the "Fund," for the year ended July 31, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As July, 2000 comes to a close, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The Oklahoma Municipal Fund began the year at $11.61 and ended the year at $10.99. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, some of the purchases in the primary and secondary market included Oklahoma State Turnpike Authority and Oklahoma Board of Regents for the University of Central Oklahoma.

The investment objective of the Fund is to provide as high a level of current income exempt from both federal income tax and Oklahoma income tax , to the extent indicated in the prospectus, as is consistent with preservation of capital.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President


TERMS & DEFINITIONS
-------------------
APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

COUPON RATE OR FACE RATE
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

DEPRECIATION
   Decrease in value of an asset.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MARKET VALUE
   Actual (or estimated) price at which a bond trades in the market place.

MATURITY
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

QUALITY RATINGS
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]

AAA                               49.4%
AA                                14.7%
A                                  5.1%
BBB                               10.4%
NR                                20.4%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Ranson Capital Corporation, the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
-------------------------
[pie chart]

S-School                          40.3%
HC-Health Care                    18.0%
H-Housing                          9.0%
O-Other                            7.3%
GO-General Obligation              6.5%
T-Transportation                   6.0%
U-Utilities                        5.6%
W/S-Water/Sewer                    4.1%
I-Industrial                       3.2%


Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change


COMPARATIVE INDEX GRAPH
-----------------------

Comparison of change in value of a $10,000 investment in The Oklahoma Municipal Fund and the Lehman Brothers Municipal Bond Index
----------------------------------------------------------------------

                       The Oklahoma Municipal            The Oklahoma Municipal               Lehman Brothers
                       Fund w/o sales charge             Fund w/ max sales charge             Municipal Bond Index
                       ---------------------------------------------------------------------------------------------
09/25/1996                  $10,000                            $ 9,575                              $10,000
1997                        $10,779                            $10,321                              $11,027
1998                        $11,186                            $10,711                              $11,687
1999                        $11,662                            $11,166                              $12,024
2000                        $11,648                            $11,153                              $12,542


AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                                         For periods ending July 31, 2000
                                                         --------------------------------
                                                                                              Since Inception
                                    1 year             5 year           10 year           (September 25, 1996)
                                    ---------------------------------------------------------------------------
Without sales charge                (0.12)%             N/A               N/A                       4.04%
With sales charge (4.25%)           (4.36)%             N/A               N/A                       2.87%

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Oklahoma municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


KEY STATISTICS
--------------
07-30-1999 NAV (share value)                       $11.61
07-31-2000 NAV                                     $10.99
Average Maturity                                    19.7 years
Number of Issues                                    47
Total Net Assets                                   $15,861,820


SCHEDULE OF INVESTMENTS JULY 31, 2000
--------------------------------------

NAME OF ISSUER                                               RATING
PERCENTAGES REPRESENT THE MARKET VALUE OF EACH             (UNAUDITED)     COUPON                    PRINCIPAL       MARKET
INVESTMENT CATEGORY TO TOTAL NET ASSETS                     MOODYS/S&P      RATE      MATURITY        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
OKLAHOMA MUNICIPAL BONDS (97.4%)
Eastern OK Board of Regents (State College)
Student Facs. Rev.........................................    NR/NR         6.100    06/01/17      $   150,000    $   151,531
Edmond Economic Dev. Auth., OK Student Housing Rev........ Baa-3/NR         5.375    12/01/19          100,000         91,860
Edmond Economic Dev. Auth., OK Student Housing Rev........ Baa-3/NR         5.500    12/01/28          865,000        782,080
Grand River Dam Auth., OK Rev. AMBAC......................   Aaa/AAA        6.250    06/01/11          210,000        233,291
*Grand River Dam Auth., OK Rev. Ref. AMBAC................   Aaa/AAA        5.500    06/01/13          300,000        308,625
OK Agric. & Mech. Colleges (OK St. Univ.) Athletic
Facs. AMBAC...............................................   Aaa/NR         5.000    08/01/24          400,000        368,524
OK Agric. & Mech. Colleges (OK St. Univ.)
Util. Syst. FGIC..........................................   Aaa/AAA        5.000    07/01/13          350,000        341,614
OK Agric. & Mech. Colleges (Univ. of OK)
Mult. Facs. Rev. AMBAC....................................   Aaa/NR         4.900    05/01/17          590,000        559,869
OK Board of Regents (Univ. of Central Oklahoma) AMBAC.....    NR/AAA        5.700    08/01/25          390,000        390,343
OK Capital Impvt. Auth. (Dept. of Corrections) Rev. AMBAC.   Aaa/AAA        5.000    05/01/18          500,000        474,835
OK Capital Impvt. Auth. (State Office Building) Rev.......     A/NR         5.500    10/01/16          105,000        105,456
OK Colleges Brd. of Regents (NE State Univ. Ctr.)
Rev. FSA..................................................   Aaa/AAA        5.100    03/01/16          140,000        136,538
OK Colleges Brd. of Regents (NE State Univ. Ctr.)
Rev. FSA..................................................   Aaa/AAA        5.150    03/01/21          100,000         95,350
OK Devl. Finance Auth. (Central OK Univ.) ................  Aa-3/NR         5.300    12/01/18          100,000         97,287
OK Devl. Finance Auth. (DHS Cty. Office Bldg.) Rev........     A/NR         5.250    11/01/11          120,000        120,760
OK Devl. Finance Auth. (DHS Cty. Office Bldg.) Rev........     A/NR         5.300    11/01/12          275,000        276,202
OK Devl. Finance Auth. (DHS Lease Rev.) Series 2000A MBIA.   Aaa/NR         5.600    03/01/15          280,000        285,205
OK Devl. Finance Auth. (Hillcrest Healthcare Syst.)
Rev. Ref..................................................    NR/NR         5.625    08/15/19        1,000,000        772,000
OK Devl. Finance Auth. (Hillcrest Healthcare Syst.)
Rev. Ref. ................................................    NR/NR         5.625    08/15/29          295,000        217,415
OK Devl. Finance Auth. (Langston Univ.
Athletic Facs.) Rev.......................................    NR/NR         5.250    12/01/23          500,000        454,245
*OK Devl. Finance Auth. (Oklahoma City Univ.)
Rev. Ref. AMBAC...........................................   Aaa/AAA        5.125    06/01/17          555,000        535,236
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev......    NR/NR         6.200    11/01/07          100,000        105,172
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev......    NR/NR         6.500    11/01/13           75,000         79,530
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev......    NR/NR         5.750    03/01/13          400,000        394,312
#OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.....    NR/NR         6.000    03/01/18          600,000        585,672
OK Devl. Finance Auth. (St. Ann's Retirement Village)
Rev. MBIA.................................................   Aaa/NR         5.000    12/01/28          500,000        439,750
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref...  Aa-3/AA         5.750    02/15/25          500,000        501,475
*OK Devl. Finance Auth. (Tulsa Vo Tech Dist. Prj.)
Public Facs. Rev. AMBAC...................................   Aaa/AAA        5.100    08/01/15          750,000        731,565
OK Housing Finance Agency Single Family
Homeownership GNMA........................................   Aaa/NR         5.375    03/01/20          780,000        737,818
OK Housing Finance Agency Single Family Homeownership
GNMA/FNMA.................................................   Aaa/NR         5.150    09/01/20          745,000        688,581
OK State Capital Impvt. Auth. (State Fac.) Rev. MBIA......   Aaa/AAA        5.500    09/01/19          100,000         99,370
OK State Indl. Finance Auth. G.O..........................  Aa-3/NR         5.000    04/01/13          150,000        145,692
OK State Indl. Finance Auth. G.O..........................  Aa-3/NR         6.050    02/01/15          285,000        291,076
OK State Municipal Power Auth. Rev. MBIA..................   Aaa/AAA        5.750    01/01/24          340,000        348,027
OK State Student Loan Auth................................     A/NR         6.350    09/01/25          280,000        286,160
OK State Turnpike Auth. Rev. FGIC.........................   Aaa/AAA        5.250    01/01/28          660,000        621,139
OK State Turnpike Auth. Rev. FGIC.........................   Aaa/AAA        5.000    01/01/28          250,000        226,323
OK State Unlimited Tax G.O................................  Aa-3/AA         5.200    07/15/16          460,000        452,764
OK State Unlimited Tax G.O................................  Aa-3/AA         5.200    07/15/18          145,000        140,891
OK State Water (Loan Program) Rev.........................    NR/AA         6.250    10/01/12          125,000        133,155
OK State Water (Loan Program) Rev.........................    NR/AA         5.400    09/01/15          105,000        106,020
*OK State Water (Loan Program) Rev........................    NR/AA         5.100    09/01/16          415,000        404,530
Oklahoma Cnty., OK Finance Auth. (Epworth Villa) Rev. Ref.    NR/NR         6.500    04/01/15          200,000        193,202
Oklahoma Cnty., OK Finance Auth. (Epworth Villa) Rev. Ref.    NR/NR         7.000    04/01/22          200,000        196,238
Oklahoma Cnty., OK Indl. Auth. (Benevolent Association)...   Baa/NR         5.500    02/01/29          500,000        435,500
Oklahoma Cnty., OK Indl. Auth. (Benevolent
Association) Ref..........................................   Baa/NR         6.150    01/01/11          100,000        103,665
Payne Cty., OK Economic Dev. Auth. (Stillwater Prj.)
Student Hsg. Rev.......................................... Baa-3/NR         6.375    06/01/30          200,000        199,094
                                                                                                                 ------------
TOTAL OKLAHOMA MUNICIPAL BONDS (COST:  $16,303,156) ............................................................ $ 15,444,987
                                                                                                                 ------------
SHORT-TERM SECURITIES (3.7%)
   Federated Tax-Free Fund 73 (COST: $587,195) ................................................................. $    587,195
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $16,890,351) ............................................................ $ 16,032,182
OTHER ASSETS LESS LIABILITIES...................................................................................     (170,362)
                                                                                                                 ------------
NET ASSETS...................................................................................................... $ 15,861,820
                                                                                                                 ============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) investments have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JULY 31, 2000

STATEMENT OF ASSETS AND LIABILITIES JULY 31, 2000
---------------------------------------------------
ASSETS
     Investment in securities, at value (cost: $16,890,351)..........   $  16,032,182
     Accrued interest receivable.....................................         268,274
     Accrued dividends receivable....................................           1,089
     Deferred organization costs.....................................           9,883
     Cash............................................................          26,628
     Receivable for fund shares sold.................................           1,755
                                                                     ----------------
        Total Assets.................................................   $  16,339,811
                                                                     ----------------
LIABILITIES
     Payable for fund shares redeemed................................   $      10,000
     Dividends payable...............................................          67,639
     Accrued expenses................................................           6,844
     Security purchases payable......................................         393,508
                                                                     ----------------
        Total Liabilities............................................   $     477,991
                                                                     ----------------
NET ASSETS...........................................................   $  15,861,820
                                                                     ================

NET ASSETS ARE REPRESENTED BY:
     Paid-in capital.................................................   $  16,905,880
     Accumulated undistributed net realized gain
     (loss) on investments...........................................        (185,891)
     Unrealized depreciation on investments..........................        (858,169)
                                                                     ----------------
          Total amount representing net assets applicable to
          1,443,951 outstanding shares of no par common
          stock (unlimited shares authorized) .......................   $  15,861,820
                                                                     ================
Net asset value per share............................................   $       10.99
                                                                     ================

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2000
---------------------------------------------------------
INVESTMENT INCOME
     Interest........................................................   $     889,463
     Dividends.......................................................          11,269
                                                                     ----------------
         Total Investment Income.....................................   $     900,732
                                                                     ----------------
EXPENSES
     Investment advisory fees........................................   $      81,595
     Service fees....................................................          40,798
     Transfer agent fees.............................................          25,463
     Accounting service fees.........................................          32,149
     Custodian fees..................................................           2,436
     Registration and filing fees....................................             800
     Transfer agent out-of-pocket expenses...........................           1,000
     Trustees fees...................................................           2,417
     Reports to shareholders.........................................           1,464
     Amortization of organizational costs............................           5,310
     Professional fees...............................................           4,467
     Insurance expense...............................................             400
                                                                     ----------------
         Total Expenses..............................................   $     198,299
     Less expenses waived or absorbed
     by the Fund's manager...........................................        (127,129)
                                                                     ----------------
          Total Net Expenses.........................................   $      71,170
                                                                     ----------------
NET INVESTMENT INCOME................................................   $     829,562
                                                                     ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) on:
     Investment transactions.........................................   $    (161,051)
     Futures transactions............................................         (11,806)
     Net change in unrealized appreciation (depreciation) of:
     Investments.....................................................        (710,454)
                                                                     ----------------
          Net Realized And Unrealized Gain (Loss) On
          Investments And Futures....................................   $    (883,311)
                                                                     ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS............................................   $     (53,749)
                                                                     ================

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS JULY 31, 2000


STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2000 and the year ended July 30, 1999
------------------------------------------------------------------

<CPATION>
                                                                     For The Year                    For The Year
                                                                        Ended                            Ended
                                                                     July 31, 2000                   July 30, 1999
                                                                    ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income..........................................   $   829,562                      $   718,295
     Net realized gain (loss) on investment and
     futures transactions...........................................      (172,857)                         103,674
     Net change in unrealized appreciation (depreciation)
     on investments
     and futures....................................................      (710,454)                        (256,903)
                                                                    ------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting
       From Operations..............................................   $   (53,749)                    $    565,066
                                                                    ------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.57 and $.56 per share,
     respectively) .................................................   $  (829,562)                    $   (718,295)
     Distributions from net realized gain on investment and
     futures transactions ($.03 and $.00 per share, respectively)...       (48,564)                               0
                                                                    ------------------------------------------------
       Total Dividends and Distributions............................   $  (878,126)                    $   (718,295)
                                                                    ------------------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares...................................   $ 3,956,845                     $  8,624,247
     Proceeds from reinvested dividends.............................       482,227                          441,883
     Cost of shares redeemed........................................    (3,780,568)                      (4,112,946)
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions..............................   $   658,504                     $  4,953,184
                                                                    ------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................   $  (273,371)                    $  4,799,955

NET ASSETS, BEGINNING OF PERIOD.....................................    16,135,191                       11,335,236
                                                                    ------------------------------------------------
NET ASSETS, END OF PERIOD...........................................   $15,861,820                     $ 16,135,191
                                                                    ================================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS JULY 31, 2000

NOTE 1.     ORGANIZATION
BUSINESS OPERATIONS - The Oklahoma Municipal Fund (the "Fund") is an investment portfolio of Ranson Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently four portfolios are offered. Ranson Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to September 25, 1996, other than matters relating to organization and registration. On September 25, 1996, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and, to a certain extent, Oklahoma income tax, as is consistent with preservation of capital. Up to 30% of the Fund's total assets may be invested in Oklahoma municipal securities which are subject to Oklahoma state income taxes. The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities. Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Ranson Capital Corporation ("Ranson"). The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

DEFERRED ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization will be amortized over a 60-month period on the straight-line basis beginning May 10, 1997. Accumulated amortization at July 31, 2000, totaled $16,667, leaving an unamortized balance of $9,883.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at July 31, 2000, a net capital loss carryforward totaling $185,892, which may be used to offset capital gains realized during subsequent years through July 31, 2008.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.


FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.     CAPITAL SHARE TRANSACTIONS
As of July 31, 2000, there were unlimited shares of no par authorized; on July 31, 2000, and July 30, 1999, there were 1,443,951 and 1,389,571 shares outstanding, respectively.

Transactions in capital shares were as follows:

                                                                            Shares
                                                                            ------
                                                              For The                     For The
                                                            Year Ended                  Year Ended
                                                           July 31, 2000               July 30, 1999
                                                       -------------------------------------------------
Shares sold............................................        351,661                     730,053
Shares issued on reinvestment of dividends.............         43,178                      37,403
Shares redeemed........................................       (340,459)                   (348,510)
                                                       -------------------------------------------------
Net increase (decrease) ...............................         54,380                     418,946
                                                       =================================================

NOTE 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Ranson Capital Corporation, the Fund's investment adviser and underwriter; ND Resources, Inc., the Fund's transfer and accounting services agent; and ND Capital, Inc., the Fund's agent for the purchase of certain investment securities; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged Ranson Capital Corporation to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $332 of investment advisory fees after partial waiver for the year ended July 31, 2000.

The Fund pays an annual service fee to Ranson Capital Corporation, (Ranson), its principal underwriter, for certain expenses incurred by Ranson in connection with the distribution of the Fund's shares. The annual fee paid to Ranson under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. Ranson has elected to waive all operation service fees for the year ended July 31, 2000.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended July 31, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $20,395 of transfer agent fees and expenses after partial waiver for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $1,685 at July 31, 2000 for transfer agent fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $32,149 of accounting service fees for the year ended July 31, 2000. The Fund has a payable to ND Resources, Inc. of $2,659 at July 31, 2000 for accounting service fees.

NOTE 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,884,948 and $3,324,658, respectively, for the year ended July 31, 2000.

NOTE 6.     INVESTMENT IN SECURITIES
At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $16,890,351, and the net unrealized depreciation of investments based on the cost was $858,169, which is comprised of $48,275 aggregate gross unrealized appreciation and $906,444 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS
---------------------
Selected per share data and ratios for the period indicated

                                                                                                          For The Period
                                                                                                         Since Inception
                                                  For the Year       For the Year       For the Year   (September 25, 1996)
                                                      Ended              Ended              Ended             Through
                                                  July 31, 2000     July 30, 1999      July 31, 1998       July 31, 1997
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........     $    11.61         $    11.68        $    11.86          $    11.49
                                               -------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.....................     $      .57         $      .56        $      .60          $      .50
Net realized and unrealized gain (loss) on
        investment and futures transactions....           (.59)              (.07)             (.16)                .37
                                               -------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations..................     $     (.02)        $      .49        $      .44          $      .87
                                               -------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income......     $     (.57)        $     (.56)       $     (.60)         $     (.50)
     Distributions from net capital gains......           (.03)               .00              (.02)                .00
                                               -------------------------------------------------------------------------------
        Total Distributions....................     $     (.60)        $     (.56)       $     (.62)         $     (.50)
                                               -------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................     $    10.99         $    11.61        $    11.68          $    11.86
                                               ===============================================================================
TOTAL RETURN...................................          (0.12%)(A)          4.25%(A)          3.81%(A)            7.79%(A)(C)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands) ...........................      $  15,862         $  16,135         $  11,335           $  6,591
     Ratio of net expenses (after expense
     assumption) to average net assets.........           0.44%(B)           0.36%(B)          0.20%(B)            0.11%(B)
     Ratio of net investment income to
     average net assets........................           5.08%              4.74%             5.08%               3.70%
     Portfolio turnover rate...................          20.89%             32.09%            53.32%              63.70%

(A) Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. or Ranson Capital Corporation assumed/waived expenses of $127,129, $133,089, $53,180, and $34,609, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%, 1.23%, 0.71% and 2.01%, respectively.
(C) Ratio is annualized

The accompanying notes are an integral part of these financial statements.



TAX INFORMATION FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)
------------------------------------------------------------
We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                       DIVIDENDS AND DISTRIBUTIONS PER SHARE
                                                       --------------------------------------
                                                                               From Net                   From Net
To Shareholders of                                 From Net                 Realized Short-            Realized Long-
Record                    Payment Date        Investment Income                Term Gains                 Term Gains
------------------------------------------------------------------------------------------------------------------------
August 30, 1999           August 31, 1999         $   .046466                      -                            -
September 29, 1999        September 30, 1999          .047561                      -                            -
October 28, 1999          October 29, 1999            .045850                      -                           .031047
November 29, 1999         November 30, 1999           .049015                      -                            -
December 30, 1999         December 31, 1999           .047470                      -                            -
January 28, 2000          January 31, 2000            .047512                      -                            -
February 28, 2000         February 29, 2000           .047037                      -                            -
March 30, 2000            March 31, 2000              .047266                      -                            -
April 27, 2000            April 28, 2000              .043879                      -                            -
May 30, 2000              May 31, 2000                .050321                      -                            -
June 29, 2000             June 30, 2000               .047302                      -                            -
July 28, 2000             July 31, 2000               .046992                      -                            -

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


INDEPENDENT AUDITOR'S REPORT
----------------------------
To the Shareholders and Board of Trustees of The Oklahoma Municipal Fund


We have audited the accompanying statement of assets and liabilities of The Oklahoma Municipal Fund, (one of the portfolios constituting the Ranson Managed Portfolios), including the schedule of investments, as of July 31, 2000, the related statement of operations for the year ended July 31, 2000, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2000, July 30, 1999, July 31, 1998, and for the period from inception (September 25, 1996) through July 31, 1997. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oklahoma Municipal Fund of the Ranson Managed Portfolios, as of July 31, 2000, the results of its operations for the year ended July 31, 2000, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2000, July 30, 1999, July 31, 1998, and for the period from inception (September 25, 1996) through July 31, 1997, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

September 1, 2000